Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

Note 22 - Subsequent Events

A.See Note 13C(1) regarding the court's ruling subsequent to balance sheet date and its expected effect on the Company's resources and expected cash flows.

B.In connection with the issuance of the appeal bond, in March 2015 the Company signed an agreement with Bank Mizrahi, according to which the bank provided a bank guarantee in the amount of $15,750 in order to support the appeal bond, which was issued by a surety company in the United States. The Company's obligations to the bank are secured by a lien on its facility in Israel, restricted deposits in the amount of approximately $7,875 and a floating charge on its assets. In addition, the Company signed a covenant agreement with the bank which requires it to comply with certain financial

C.On March 12, 2015, Rudolph filed a new lawsuit against the Company. See Note 13C (3).